COLUMBIA COMMON STOCK FUND
                            (the "Fund")

              Supplement to the Prospectuses dated February 1, 2006
                    Classes A, B and C, T and G and Z Shares


         Effective January 1, 2007, the section entitled "MANAGING THE FUND - PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:

PORTFOLIO MANAGER

Guy W. Pope, a senior vice president of Columbia Advisors, is the manager for the Fund and has managed or co-managed the Fund since March, 2005. Mr. Pope has been associated with Columbia Advisors or its predecessors since July, 1993.

















INT-47/116106-1206                                         December 29, 2006